AFL-CIO HOUSING INVESTMENT TRUST

HIT Announcement

HIT TRUSTEES ENDORSE CURRENT INVESTMENT STRATEGY



Chang Suh

The Executive Committee of the AFL-CIO Housing Investment Trust Board of Trustees endorsed the HIT's current investment strategy as a prudent course to maintain competitive long-term performance at a meeting on October 2. The HIT's current investment strategy is designed to enhance the value of the portfolio following the period of record increases in interest rates by selectively pursuing higher-yielding investment opportunities that can offer additional yield and less risk relative to the HIT's benchmark, the Barclays Capital Aggregate Bond Index. The strategy seeks to take advantage of higher rates and wider spreads between U.S. Treasuries and the multifamily securities in which the HIT specializes. The HIT intends to selectively acquire more of these multifamily assets, including construction-related securities, that are expected to generate competitive returns as well as desirable collateral benefits of union job creation and affordable housing development.

"While this market is a challenge to fixed-income investors, the HIT has positioned itself well and offers investors a prudent investment option while creating valuable union construction jobs," said Chang Suh, HIT's Executive Vice President and Chief Portfolio Manager. "The HIT's specialization in multifamily investments should continue to offer relative value by providing more yield, government credit protection, and better

diversification versus its benchmark. In other words, the strategy is designed to generate more return for less risk than a typical core fixed-income portfolio, with the added benefit of job creation."

Lesyllee White, Senior Vice President and Managing Director of Marketing, notes that with its emphasis on high credit quality securities, the HIT is not experiencing credit or principal losses. "That peace of mind is important to investors," she says. "They can be assured that the HIT will not deviate from its investment objectives of prudently managing a portfolio with superior credit quality, higher yield, and similar interest rate risk relative to the benchmark."

For a discussion of HIT performance, please follow this link to Chang Suh's third quarter portfolio commentary.

This report contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT's website at www.aflcio-hit.com.

About the HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. It manages over $4.5 billion in assets for more than 370 investors, which include union and public employee pension plans. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible, economically targeted investing, with a nearly 50-year track record that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $6.8 billion to finance nearly 110,000 units of housing nationwide, generating 72,000 union jobs.